Exhibit - 24.1

     Consent  of  Schwartz  Levitsky   Feldman,   Chartered   Accountants,   the
Registrant's Independent Auditors


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 30, 1998 in the Registration Statement on Form SB-2 and related prospectus of Technical Ventures Inc. for the registration of 6,913,842 shares of common stock.

/s/Schwarz Levitsky Feldman
Schwartz Levitsky Feldman
Chartered Accountants
Toronto, Ontario, Canada
April 8, 1999